 90052-P1 06/26

LEGG MASON PARTNERS INVESTMENT TRUST
SUPPLEMENT DATED JUNE 10, 2026
TO THE PROSPECTUS
DATED MARCH 1, 2026, OF
FRANKLIN GLOBAL EQUITY FUND (THE “FUND”)

Effective June 10, 2026, the section titled “More on the fund’s investment strategies, investments and risks - Derivatives” in the Fund’s Prospectus is replaced with the following:

Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes, or currencies. Derivatives may be used by the fund for any of the following purposes:

• As a hedging technique in an attempt to manage risk in the fund’s portfolio

• As a substitute for buying or selling securities or currencies

• As a means of changing investment characteristics of the fund’s portfolio

• As a cash flow management technique

• As a means of attempting to enhance returns

• As a means of providing additional exposure to types of investments or market factors

The fund may enter into equity index futures contracts to provide economic exposure to equity markets, countries, regions or sectors.

The fund may enter into forward foreign currency contracts to buy or sell currencies at a future date. The fund may use forward foreign currency contracts to:

• Settle transactions in securities quoted in foreign currencies

• Attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar

• Manage cash flow

• ”Lock-in” the price of securities denominated in a foreign currency that it anticipates purchasing

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements.

Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value-at-risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount, as specified by applicable rules, is not subject to the same restrictions. Regulatory restrictions may limit the fund’s ability to use derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.

The fund’s subadviser may choose not to make use of derivatives.

 Please retain this supplement for future reference.